UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 2011
                      Commission File Number: 814-00710

                         Regal One Corporation
          (Exact name of registrant as specified in its charter)

                Florida                             95-4158065
 (State or other jurisdiction of                (I.R.S. Employer
  incorporation or organization)                Identification No.)

   PO Box 25610
   Scottsdale, AZ                                         85255
(Address of principal executive offices)                (Zip Code)

                           (480) 945-2885
          (Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 OTHER EVENTS

On May 31, 2011, the Company announced that its Board of Directors declared a special stock dividend of 300,000 shares of Rampart Detection Systems LTD common stock to be distributed on a pro rata basis to Regal shareholders of record on June 10, 2011. The dividend will be payable and distributed to shareholders after the registration statement for Rampart is declared effective.


Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.          Description
99.1          Press Release, dated May 31, 2011


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


REGAL ONE CORPORATION.

/s/ Charles J. Newman
By: Charles J. Newman
President, Chief Executive Officer

Date: May 31, 2011